EXHIBIT 10.23


                             MODIFICATION AGREEMENT
                               ($400,000.00 NOTE)


         THIS MODIFICATION AGREEMENT (this "Agreement") is dated effective as of April 8, 2000. The parties hereto are SURREY, INC. ("Borrower"), a Texas corporation, whose address is 13110 Trails End Road, Leander, Texas 78641, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Lender"), a national banking association, whose address is 700 Lavaca, Austin, Texas 78701, Attention:
Manager, Commercial Lending Division.

RECITALS:

         Borrower executed and delivered to Lender a promissory note dated January 25, 1999 (which, as it may have been renewed, extended or rearranged, is herein called the "Note"), in the original principal sum of Four Hundred Thousand Dollars ($400,000.00) bearing interest on the unpaid balance thereof at the rate or rates therein stated, with a final stated maturity thereof of February 8, 2004.

         The Note was issued pursuant to that certain Loan Agreement dated April 8, 1998 (which, as it may have been amended, supplemented or restated, is herein called the "Loan Agreement") between Borrower and Lender and pursuant to that certain Construction Loan Agreement dated January 25, 1999 (which as it may have been amended, supplemented or restated, is herein called the "Construction Loan Agreement") between Borrower and Lender. Lender is entitled to the benefits of the Loan Agreement and the Construction Loan Agreement and the security provided for in each including, among other security, a Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement (the "Deed of Trust") dated January 25, 1999 from Borrower to David L. Mendez, Trustee for the benefit of Lender, recorded in Volume 13357, Page 2831 of the Real Property Records of Travis County, Texas, to which instrument reference is here made for description of the collateral for the Note and for all other purposes. The property covered and affected by such instrument is herein called the "Property". The liens, security interests and assignments of the Deed of Trust and of all other documents and instruments now or hereafter governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the indebtedness evidenced by the Note (collectively, the "Credit Documents") are hereinafter collectively called the "Liens".

         Borrower and Lender now agree to make certain changes to the Note and to ratify the Liens and confirm that they continue to secure the Note, as modified hereby, all as set forth in the succeeding provisions of this Agreement (which shall control over any conflicting or inconsistent recitals above).


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AGREEMENTS:

         In consideration of the premises and the mutual agreements herein set forth, Borrower and Lender hereby agree as follows:

         1. CERTAIN DEFINITIONS. The following words and terms shall, unless the context otherwise requires, have the meanings provided below:

                  (a) "CEILING RATE" means, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas laws permits the higher interest rate, stated as a rate per annum. On each day, if any, that applicable Texas law establishes the Ceiling Rate, the Ceiling Rate shall be the "weekly ceiling" (as defined in ss. 303 of thE Texas Finance Code -- "Texas Finance Code" -- as amended) for that day. Lender may from time to time, as to current and future balances, implement any other ceiling permitted under the Texas Finance Code by notice to Borrower, if and to the extent permitted by, the Texas Finance Code. Without notice to Borrower or any other person or entity, the Ceiling Rate shall automatically fluctuate upward and downward as and in the amount by which such maximum nonusurious rate of interest permitted by applicable law fluctuates.

                  (b) "MATURITY DATE" means the maturity of the Note, February 8, 2004, as the same may hereafter be accelerated pursuant to the provisions of the Note or any of the other Credit Documents.

                  (c) "PAST DUE RATE" means, on any day, a rate per annum equal to the Ceiling Rate for that day, or only if applicable law imposes no maximum nonusurious rate of interest for that day, then the Past Due Rate for that day shall be a rate per annum equal to eighteen percent (18%) per annum.

                  (d) "PRIME RATE" means, on any day, the rate determined by Lender as being its prime rate for that day. Without notice to Borrower or any other person or entity, the Prime Rate shall automatically fluctuate upward and downward as and in the amount by which said prime rate fluctuates, with each change to be effective as of the date of each change in said prime rate. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER, AND LENDER DISCLAIMS ANY STATEMENT, REPRESENTATION OR WARRANTY TO THE CONTRARY. LENDER MAY MAKE COMMERCIAL LOANS OR OTHER LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE.

                  (e) "STATED RATE" means, on any day, a rate per annum equal to the Prime Rate for that day plus one percent (1%); provided, that if on any day the Prime Rate for that day plus one percent (1%) shall exceed the Ceiling Rate for that day, the Stated Rate shall be fixed at the Ceiling Rate on that day and on each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of the Note equals the total amount of interest which


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would have accrued if there had been no Ceiling Rate. If the Note matures (or is prepaid) before such equality is achieved, then, in addition to the unpaid principal and accrued interest then owing pursuant to the other provisions of the Note, Borrower promises to pay on demand to the order of the holder of the
Note interest in an amount equal to the excess (if any) of (a) the lesser of (i) the total interest which would have accrued on the Note if the Stated Rate had been defined as equal to the Ceiling Rate from time to time in effect and (ii) the total interest which would have accrued on the Note if the Stated Rate were not so prohibited from exceeding the Ceiling Rate, over (b) the total interest actually accrued on the Note to such maturity (or prepayment) date. Without notice to Borrower or any other person or entity, the Stated Rate shall automatically fluctuate upward and downward in accordance with the provisions of this Subparagraph.

         2. BALANCE. The present advanced and unpaid principal balance of the
Note is Three Hundred Forty-One Thousand Five Hundred Forty-One and 21/100 Dollars ($341,541.21). No amounts remain unadvanced against the Note and Lender shall have no obligation to make any further advances under the Note.

         3. INTEREST RATE. The unpaid principal balance of the Note from time to time outstanding shall bear interest from the effective date hereof at the Stated Rate and all past due amounts, both principal and accrued interest, shall bear interest from the respective due dates thereof until paid at the Past Due Rate; provided, that for the full term of the Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of the Note for the use, forbearance or detention of the debt evidenced thereby (including all interest on the Note at the Stated Rate) shall not exceed the Ceiling Rate. Interest on the amount of each advance against the Note shall be computed for the actual number of days elapsed in a year consisting of 360 days, unless the Ceiling Rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding the Ceiling Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which accrued.

         4. PAYMENT SCHEDULE.

                  (a) Accrued and unpaid interest on the unpaid principal balance of the Note shall be due and payable (i) on May 8, 2000, (ii) on the eighth (8th) day of each succeeding calendar month thereafter before the Maturity Date, and (iii) on the Maturity Date.

                  (b) The principal of the Note shall be due and payable in monthly installments in the amount of $7,266.83. The first installment shall be due and payable on May 8, 2000, and a like installment shall be due and payable on the eighth (8th) day of each succeeding calendar month thereafter until the Note shall have been fully paid and satisfied; provided, that on the Maturity Date, the entire unpaid principal balance of the Note and all accrued and unpaid interest on the unpaid principal balance of the Note shall be finally due and payable.


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         5. APPLICATION OF PAYMENTS. All payments shall be applied first to accrued interest and the balance to principal. All prepayments shall be applied first to accrued interest and the balance to the remaining principal installments in inverse order of their maturity.

         6. PREPAYMENT. Borrower may at any time pay all or any part of the Note without the payment of any premium or fee.

         7. EXPENSES. In addition to and cumulative of the other provisions of the Credit Documents, to the extent not prohibited by applicable law, Borrower will pay all costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expended in connection with the preparation, negotiation, documentation, closing, renewal, revision, modification, increase, review or restructuring of this Agreement or any loan or credit facility secured by any of the Liens. Any amount to be paid under this Paragraph by Borrower to Lender shall be a demand obligation owing by Borrower to Lender and shall bear interest from the date of expenditure at the Past Due Rate.

         8. NO USURY INTENDED; SPREADING. Notwithstanding any provision to the contrary contained in the Note or any of the other Credit Documents, it is expressly provided that in no case or event shall the aggregate of (i) all interest on the unpaid balance of the Note, accrued or paid from the date hereof and (ii) the aggregate of any other amounts accrued or paid pursuant to the Note or any of the other Credit Documents, which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced by the Note ever exceed the Ceiling Rate. In this connection, Borrower and Lender expressly stipulate and agree that it is their common and overriding intent to contract in strict compliance with the applicable usury laws. In furtherance thereof, none of the terms of the Note or any of the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Ceiling Rate. Borrower or other parties now or hereafter becoming liable for payment of the indebtedness evidenced by the Note shall never be liable for interest in excess of the Ceiling Rate. If, for any reason whatever, the interest paid or received on the Note during its full term produces a rate which exceeds the Ceiling Rate, the holder of the Note shall credit against the principal of the Note (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on the Note to produce a rate equal to the Ceiling Rate. All sums paid or agreed to be paid to the holder of the Note for the use, forbearance or detention of the indebtedness evidenced thereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Note, so that the interest rate is uniform throughout the full term of the Note. The provisions of this paragraph shall control all agreements, whether now or hereafter existing and whether written or oral, between Borrower and Lender.

         9. BUSINESS LOANS. Borrower warrants and represents to Lender and all other holders of the Note that all loans evidenced by the Note are and will be for business, commercial,


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investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in the Texas Finance Code.

         10. SALE AND ASSIGNMENT. Lender reserves the right, exercisable in its sole discretion and without notice to Borrower or any other person, to sell participations or assign its interest, or both, in all or any part of the Note or any loan evidenced by the Note.

         11. LIEN CONTINUATION; MISCELLANEOUS. The Liens are hereby ratified and confirmed as continuing to secure the payment of the Note, as modified hereby. Nothing herein shall in any manner diminish, impair or extinguish the Note, any of the other Credit Documents or the Liens. The Liens are not waived. To the extent of any conflict between the Note or any of the other Credit Documents (or any earlier modification of any of them) and this Agreement, this Agreement shall control. Except as hereby expressly modified, all terms of the Note and the other Credit Documents (as any of them may have been previously modified by any written agreement) remain in full force and effect. If more than one person or entity execute this Agreement as "Borrower", each shall be jointly and severally liable for the obligations of Borrower hereunder. This Agreement (a) shall bind and benefit Borrower and, except as herein expressly limited, Lender and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns (provided, that Borrower shall not assign its rights hereunder without the prior written consent of Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT; (d) may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Borrower acknowledges and agrees that there are no oral agreements between Borrower and Lender which have not been incorporated in this Agreement. If any provision of this Agreement should be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it. Wherever the term "including" or a similar term is used in this Agreement, it shall be read as if it were "including by way of example only and without in any way limiting the generality of the clause or concept referred to." Any exhibits, appendices and annexes described in this Agreement as being attached to it are hereby incorporated into it. The headings in this Agreement shall be accorded no significance in interpreting it.


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               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

THIS AGREEMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED effective as of the date first set forth above.

                                     SURREY, INC. a Texas corporation

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------
                                                                      "Borrower"

                                     CHASE BANK OF TEXAS,
                                     NATIONAL ASSOCIATION

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------
                                                                        "Lender"


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THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF TRAVIS         ss.

         This instrument was acknowledged before me on the ________ day of April, 2000, by ___________________, __________________ of Surrey, Inc., a
Texas corporation, on behalf of said corporation.



                                       -----------------------------------------
                                       Notary Public, State of Texas




THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF TRAVIS         ss.

         BEFORE ME, the undersigned Notary Public, on this day personally appeared ________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Chase Bank of Texas, National Association, a national banking association, and that (s)he executed the same as the act and deed of such association for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN under my hand and seal of office this ________ day of April, 2000.



                                       -----------------------------------------
                                       Notary Public, State of Texas


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AFTER RECORDING, RETURN TO:
--------------------------

Joe Swynnerton
Chase Bank of Texas, N.A.
700 Lavaca
Austin, Texas 78701


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